UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2007

United America Indemnity, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Walker House, 87 Mary Street, P.O. Box 908GT, Cayman Islands, Cayman Islands		None
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(345) 949-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2007, the Company announced the appointment of Larry A. Frakes to the position of President and Chief Executive Officer, effective immediately. Mr. Frakes previously served as the President and Chief Operating Officer of the Company. The appointment follows the resignation of Saul A. Fox as the Company’s Chief Executive Officer. Mr. Fox will continue to serve as Chairman of the Company’s Board of Directors.

Mr. Frakes, 55, also continues to serve as the President and Chief Executive Officer of United America Insurance Group, and as a director on the Company’s Board of Directors. Mr. Frakes retired from Everest National Insurance Company, a subsidiary of Everest Re Group, Ltd. in January 2007. Mr. Frakes served as President and Chief Executive Officer of Everest National Insurance Company from June 2001 through January 2007. From June 1997 through June 2001, Mr. Frakes served as President of Everest National Insurance Company. From November 1996 through June 1997, Mr. Frakes served as an Executive Vice President of Everest National Insurance Company. During Mr. Frakes’ tenure at Everest National Insurance Company, he also served as an officer and director of various affiliated companies. Prior to joining Everest National Insurance Company in 1996, Mr. Frakes served as Senior Vice President and Director of Empire Insurance Group from November 1991 through November 1996. From 1970 through 1991, Mr. Frakes held various positions with CIGNA. Mr. Frakes received a B.S. in Business Administration from Northern Kentucky University in 1976.

Mr. Frakes entered into an employment agreement with the Company on May 10, 2007 in connection with his appointment as President and Chief Operating Officer of the Company. The material terms of that agreement are summarized in Item 5 of Part II of the Company’s Quarterly report on Form 10-Q for the Quarterly Period ended March 31, 2007. In addition, a copy of the fully executed employment agreement is attached as Exhibit 10.1 to the aforementioned Form 10-Q.

A copy of the press release announcing the appointment of Larry A. Frakes is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated June 28, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United America Indemnity, Ltd.

June 28, 2007	By:	Kevin L. Tate

Name: Kevin L. Tate
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 28, 2007.